EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Philip McDermott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of AltiGen Communications, Inc. on Form 10-Q for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of AltiGen Communications, Inc.


Date: May 14, 2004                       By:       /s/ Philip McDermott
                                                   -----------------------------
                                         Name:     Philip McDermott
                                         Title:    Chief Financial Officer